Filed Pursuant to Rule 497(a)(1)
File No. 333-143819
Rule 482ad

Prospect Capital Corporation Announces Commencement of Public Offering of 5,000,000 Shares of Common Stock

NEW YORK, NY--(Marketwire - May 18, 2009) - Prospect Capital Corporation (NASDAQ: PSEC) ("Prospect") today announced the commencement of a public offering of 5,000,000 shares of its common stock, par value $0.001 per share. Prospect also plans to grant the underwriters a 30-day option to purchase up to an additional 750,000 shares of its common stock to cover over-allotments, if any.

Prospect expects to use the net proceeds of this offering to maintain balance sheet liquidity, involving repayment of a portion of the amounts outstanding under its credit facility, make investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with its investment objective. Citi and UBS Investment Bank are the joint bookrunning managers for the offering. BB&T Capital Markets, a division of Scott & Stringfellow, LLC and RBC Capital Markets are the co-managers.

The offering will be made under a shelf registration statement filed under the Securities Act of 1933, as amended, and previously declared effective by the Securities and Exchange Commission. The offering of common shares of Prospect is being made solely by means of a prospectus supplement. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A copy of the prospectus for the offering may be obtained from: Citi, Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220, Attn: Prospectus Department; and UBS Investment Bank, 299 Park Avenue, New York, NY 10171, Attn: Prospectus Department, 888-827-7275.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Prospect before investing. The prospectus supplement and prospectus contain this and other information about Prospect and should be read carefully before investing.

ABOUT PROSPECT CAPITAL CORPORATION

Prospect Capital Corporation (www.prospectstreet.com) is a closed-end investment company that lends to and invests in private and microcap public businesses. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

We have elected to be treated as a business development company under the Investment Company Act of 1940 ("1940 Act"). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For additional information, contact:
Grier Eliasek
President and Chief Operating Officer
grier@prospectstreet.com
(212) 448-9577